UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2007

Career Education Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2007, the Board of Directors of the Registrant adopted amendments to Article VII of the By-laws of the Registrant ("the Amended By-laws") to clarify that the By-laws permit the issuance and transfer of uncertified shares.  A copy of the Amended By-laws is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.  The Amended By-laws will enable the Registrant to participate in a Direct Registration System administered by the Depository Trust Company.  The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates.  The amendment took effect upon adoption by the Board of Directors of the Registrant.

Item 9.01 Financial Statements and Exhibit.

(d) Exhibit

Exhibit
Number                      Description of Exhibit

3.2	Fourth Amended and Restated By-laws of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Michael J. Graham
Michael J. Graham
Executive Vice President and Chief Financial Officer

Dated: November 21, 2007

EXHIBIT INDEX

Exhibit
Number                      Description of Exhibit

3.2	Fourth Amended and Restated By-laws of Registrant.